SUPPLEMENT TO THE FIDELITY FOREIGN CURRENCY FUNDS
FIDELITY YEN PERFORMANCE PORTFOLIO, L.P
FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.
FEBRUARY 28, 1997
STATEMENT OF ADDITIONAL INFORMATION
The following replaces the "Managing General Partners and Officers" section beginning on page 17.
MANAGING GENERAL PARTNERS AND OFFICERS
Each fund's Managing General Partners and executive officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Managing General Partners also serve in similar capacities for other funds advised by FMR. The business address of each Managing General Partner and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Managing General Partners is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Managing General Partners who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (66), Managing General Partner and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (55), Managing General Partner and Senior Vice President, is President of FMR; and President and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
RALPH F. COX (64), Managing General Partner (1991), is a management consultant (1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Managing General Partner (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
E. BRADLEY JONES (69), Managing General Partner. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and marketing, 1985-1995) and Hyster-Yale Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of First Union Real Estate Investments, a Trustee and member of the Executive Committee of the Cleveland Clinic Foundation, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Managing General Partner, is Executive-in-Residence
(1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (53), Managing General Partner, is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). He is a Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation (engineering and construction). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. McDONOUGH (67), Managing General Partner and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Prior to his retirement in July 1988, he was Chairman and Chief Executive Officer of Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
MARVIN L. MANN (63), Managing General Partner (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (68), Managing General Partner, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of BellSouth Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
FRED L. HENNING JR. (57), Vice President, is Vice President of Fidelity's money market (1994) and fixed-income (1995) funds and Senior Vice President of FMR Texas Inc.
JACQUES PEROLD (38) is Vice President and manager of Deutsche Mark, Sterling and Yen portfolios, which he has managed since October 1995. Previously, Mr. Perold was vice president of structured trading from 1994 to 1995, and director of equity trading research and development, from 1992 to 1994. Mr. Perold joined Fidelity in 1986.
ARTHUR S. LORING (49), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
KENNETH A. RATHGEBER (49), Treasurer (1995), is Treasurer of the Fidelity funds and is an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was a Vice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1988-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (50), Assistant Treasurer, is an employee of FMR.
LEONARD M. RUSH (50), Assistant Treasurer (1994), is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993). *FIDELITY MANAGEMENT & RESEARCH COMPANY, Non-Managing Partner, is the investment adviser of the funds and other investment companies.
The following table sets forth information describing the compensation of each Trustee of each fund for his or her services for the fiscal year ended December 31, 1996.
   COMPENSATION TABLE


   Trustees                         Aggregate
             Aggregate
               Aggregate
              Total

                                    Compensation
          Compensation             Compensation            Compensation
                                    from
                  from Sterling
          from Deutsche           from the

                                    Yen FundA              FundA                    Mark Fund A             Fund Complex*A

   J. Gary Burkhead **               $ 0                    $ 0                      $ 0                    $ 0

   Ralph F. Cox                       1                      1                        3                      137,700

   Phyllis Burke Davis                1                      1                        3                      134,700

   Richard J. Flynn***                1                      1                        4                      168,000

   Edward C. Johnson 3d **            0                      0                        0                      0

   E. Bradley Jones                   1                      1                        3                      134,700

   Donald J. Kirk                     1                      1                        3                      136,200

   Peter S. Lynch **                  0                      0                        0                      0

   William O. McCoy****               1                      1                        1                      85,333

   Gerald C. McDonough                1                      1                        3                      136,200

   Edward H. Malone***                1                      1                        3                      136,200

   Marvin L. Mann                     1                      1                        3                      134,700

   Thomas R. Williams                 1                      1                        3                      136,200


* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
****During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of Yen Fund, Sterling Fund, and Deutsche Mark Fund.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result a in material cost to the funds. Under the Partnership Agreement, (1) FMR, the Non-Managing General Partner, may not voluntarily resign without giving at least 180 days' written notice (unless a successor is appointed or its obligations are otherwise assumed), and (2) the General Partners as a group will, if required for tax purposes in the opinion of counsel, (a) own at least 1% of the outstanding number of shares of each fund, or, if total contributions to a fund exceed $50 million, 1% divided by the ratio of the total contributions to $50 million (but in no case less than 0.2%) of the outstanding number of shares of the fund, and (b) maintain a minimum capital account balance in each fund equal to 1% of the total positive capital account balances of the fund or $500,000, whichever is less. FMR has undertaken to own a sufficient number of shares of each fund to satisfy the ownership requirements of the preceding sentence (if applicable) at all times while it is serving as Non-Managing General Partner. If a fund or the Limited Partners terminate the rights, duties and obligations of FMR as the Non-Managing General Partner or as investment adviser, FMR may redeem its shares upon 30 days' written notice.
As of December 31, 1996, the Managing General Partners and officers of the fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
The following owned of record or beneficially 5% or more of the outstanding shares of the funds: National Financial Services Corporation, Boston, MA (5.86%) (Yen Portfolio); Nathaniel D. Kramer, Rye Brook, NY (7.28%) (Yen Portfolio); Peter C. S. Wu, Austin, TX (5.84%) (Yen Portfolio); National Financial Services Corporation, Boston, MA (11.73%) (Sterling Portfolio); James F. Mitchell, Blackheath London SE 3 9th, England (8.78%) (Sterling Portfolio); Earl & Company, Omaha, NE (6.84%) (Sterling Portfolio); Richard
S. Newman, Irvine, CA (8.55%) (Sterling Portfolio); Faroudja Laborato, Sunnyvale, CA (6.49%) (Deutsche Mark Portfolio).